SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2003

                       CITY SAVINGS FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

               000-33441                            35-2156159
       (Commission File Number)          (IRS Employer Identification No.)

                              2000 Franklin Street
                          Michigan City, Indiana 46360
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (219) 879-5364

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1     Press Release dated November 12, 2003.

Item 12. Results of Operations and Financial Condition.

City Savings Financial Corporation, an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on November 12, 2003 announcing its results of operations for the year ended September 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           /s/ Thomas F. Swirski
                                           -------------------------------------
                                           Thomas F. Swirski, President and
                                           Chief Executive Officer

Dated: November 13, 2003